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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 1998

                            MEGO MORTGAGE CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-21689               88-0286042
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)

                              1000 PARKWOOD CIRCLE
                                    SUITE 500
                             ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (770) 952-6700


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On September 2, 1998, Mego Mortgage Corporation (the "Company") issued a press release announcing that Jeffrey Moore had resigned as a director of the Company and as its President and that William Paul Ralser had been appointed to replace Mr. Moore as President of the Company and as the Company's Chief Operating Officer.




Item 7.           Exhibits

Exhibit No.
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
99.1     Press release dated September 2, 1998
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    September 16, 1998


                                    MEGO MORTGAGE CORPORATION



                                    By: /s/ James L. Belter
                                        ---------------------------------------
                                        James L. Belter
                                        Executive Vice President
                                        Treasurer and Chief Financial Officer






























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                                  EXHIBIT INDEX


99.1     Press release dated September 2, 1998































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